UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):            November 5, 2015

MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.    Other Events.
Mueller Water Products, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast quarterly historical segment information in accordance with the Company's current segment structure. In connection with the Company's Annual Report on Form 10-K for the year ended September 30, 2014 filed with the United States Securities and Exchange Commission on November 26, 2014, the Company reported its results of operations in two segments: Mueller Co. and Anvil. The Company now reports detailed results for the Mueller Co. segment, the Anvil segment and a new Mueller Technologies segment. Mueller Technologies is currently comprised of the results of the Mueller Systems and Echologics businesses, which were previously reported within the Mueller Co. segment.
For information purposes only, we are furnishing certain unaudited financial information in the attached Exhibit 99.1 reflecting this recasting for the periods presented. This recasting has no effect on the Company's previously reported balance sheets, earnings or cash flows.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
99.1        Mueller Water Products, Inc. Unaudited Financial Information

Non-GAAP Financial Measures
The Company presents certain non-GAAP financial measures in the attached Exhibit 99.1. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as non-GAAP measures.  Adjusted operating income represents operating income excluding restructuring, the loss on the receivable from Walter Energy and pension settlements.  This amount divided by net sales is adjusted operating margin.  Adjusted EBITDA represents operating income excluding restructuring, the loss on the receivable from Walter Energy, pension settlements, depreciation and amortization.  This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance.  These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2015	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Evan L. Hart
Evan L. Hart
Senior Vice President and Chief Financial Officer